Exhibit 10.5
THIRD AMENDMENT TO CREDIT AGREEMENT
     This Third Amendment to Credit Agreement is dated March 11, 2011, by and among ATI Funding Corporation, a Delaware corporation (“ATI Funding”), TDY Holdings, LLC, a Delaware limited liability company (“TDYH”) (ATI Funding and TDYH are each, a “Borrower” and collectively, the “Borrowers”), the Guarantors (as defined in the Credit Agreement (as hereinafter defined)) party hereto, the Lenders (as hereinafter defined) party hereto and PNC Bank, National Association (“PNC Bank”) as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) (the “Third Amendment”).
W I T N E S S E T H:
     WHEREAS, the Borrowers, the Guarantors, PNC Bank and various other financial institutions party thereto (PNC Bank and such other financial institutions are each, a “Lender” and collectively, the “Lenders”) and the Administrative Agent entered into that certain Credit Agreement, dated July 31, 2007, as amended by that certain First Amendment to Credit Agreement, dated May 29, 2009, among the Borrowers, the Guarantors, the Lenders and the Administrative Agent, and as further amended by that certain Second Amendment to Credit Agreement, dated December 22, 2010, among the Borrowers, the Guarantors, the Lenders and the Administrative Agent (as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrowers and the Guarantors desire to amend certain provisions of the Credit Agreement and the Lenders and the Administrative Agent shall permit such amendments pursuant to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
     1. All capitalized terms used herein that are defined in the Credit Agreement shall have the same meaning herein as in the Credit Agreement unless the context clearly indicates otherwise.
     2. Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined terms in appropriate alphabetical order:
     Ladish shall mean Ladish Co., Inc., a Wisconsin corporation.
     Ladish LLC shall mean, at all times after consummation of the Ladish LLC Merger, Ladish Co., LLC, a Wisconsin limited liability company and a wholly owned Subsidiary of ATI.
     Ladish LLC Merger shall mean the merger of Ladish with and into PADL, with PADL, renamed “Ladish LLC” as a result of the Ladish LLC Merger, continuing as the surviving entity which merger shall occur after the LPAD Merger.
     Ladish Notes shall mean, collectively, (y) the 6.14% Senior Notes, Series B, due May 16, 2016, issued by Ladish pursuant to and in accordance with that certain Series B Terms Agreement to Note Purchase Agreements, dated as of May 16, 2006, as amended, and (z) the 6.41% Senior Notes, Series C, due September 2, 2015, issued by Ladish pursuant to and in accordance with that certain Series C Terms Agreement to Note Purchase Agreement, dated as of September 2, 2008, as amended.
     Ladish Notes Amendment Date shall mean the date, if any, on which the Ladish Notes have been amended (or the Ladish noteholders have otherwise consented) to permit Ladish and its Domestic Subsidiaries to Guaranty the Obligations.
     Ladish Notes Payoff Date shall mean the earliest date on which all obligations of Ladish under the Ladish Notes have been paid in full or otherwise discharged.
     LPAD shall mean LPAD Co., a Wisconsin corporation and a wholly owned Subsidiary of ATI.
     LPAD Merger shall mean the merger of LPAD with and into Ladish, with Ladish continuing as the surviving entity.
     PADL shall mean, PADL LLC, a Wisconsin limited liability company and a wholly owned Subsidiary of ATI.
     3. Section 7.2.3(ii) of the Credit Agreement is hereby amended to delete therefrom the reference to “(A)” and “(B)”, respectively, and to insert in their place a reference to “(a)” and “(b)”, respectively.
     4. Section 7.2.3(ii)(A) of the Credit Agreement is hereby amended by inserting the following proviso at the end of such Section:
provided that, in the event that the Ladish LLC Merger occurs prior to the Ladish Notes Payoff Date or the Ladish Notes Amendment Date, Ladish LLC shall not be required to execute a Guarantor Joinder or such other documents required by Section 10.13 [Joinder of Guarantors] until the twentieth (20th) Business Day after (i) the Ladish Notes Payoff Date, or (ii) the Ladish Notes Amendment Date, whichever occurs first.
     5. Section 7.2.3 of the Credit Agreement is hereby amended by deleting the “.” at the end of such Section and in its stead inserting the following: “; and”.

     6. Section 7.2.3 of the Credit Agreement is hereby amended by inserting the following subsection (iii) at the end of such Section:
(iii) each of the LPAD Merger and the Ladish LLC Merger may be consummated.
     7. Section 7.2.5 of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:
          7.2.5 Subsidiaries and Partnerships.
     Each of the Loan Parties shall not, and shall not permit any of its Domestic Subsidiaries to own or create directly or indirectly any Subsidiaries other than (i) any Subsidiary which has joined this Agreement as Guarantor on the Closing Date; and (ii) any Subsidiary formed or acquired after the Closing Date (other than LPAD and PADL) which joins this Agreement as a Guarantor pursuant to Section 10.13 [Joinder of Guarantors]; provided, however, such Subsidiary shall not be required to join this Agreement as a Guarantor pursuant to Section 10.13 [Joinder of Guarantors] (1) if such Subsidiary (a) exists on the date of this Agreement or is acquired by a Loan Party or Subsidiary of a Loan Party and is a Foreign Subsidiary or (b) is formed or organized as a Foreign Subsidiary by a Loan Party or Subsidiary of a Loan Party after the date of this Agreement, or (2) if the total assets of such Subsidiary are less than Fifty Million and 00/100 Dollars ($50,000,000.00), such Subsidiary shall not be required to join this Agreement as a Guarantor pursuant to Section 10.13 [Joinder of Guarantors]; provided further that, in the event that the Ladish LLC Merger occurs prior to the Ladish Notes Payoff Date or the Ladish Notes Amendment Date, no Domestic Subsidiary of Ladish LLC with assets equal to or greater than Fifty Million and 00/100 Dollars ($50,000,000.00) shall be required to execute a Guarantor Joinder or such other documents required by Section 10.13 [Joinder of Guarantors] until the twentieth (20th) Business Day after (i) the Ladish Notes Payoff Date, or (ii) the Ladish Notes Amendment Date, whichever occurs first.
     8. The provisions of Sections 2 through 7 of this Third Amendment shall not become effective until the Administrative Agent has received the following items, each in form and substance acceptable to the Administrative Agent and its counsel:
     (a) this Third Amendment, duly executed by each of the Loan Parties and the Required Lenders;

     (b) payment of all fees and expenses owed to the Lenders, the Administrative Agent, and the Administrative Agent’s counsel in connection with this Third Amendment; and
     (c) such other documents as may be reasonably requested by the Administrative Agent.
     9. Each Loan Party hereby reconfirms and reaffirms all representations and warranties, agreements and covenants made by it pursuant to the terms and conditions of the Credit Agreement, except as such representations and warranties, agreements and covenants may have heretofore been amended, modified or waived in writing in accordance with the Credit Agreement.
     10. Each Loan Party acknowledges and agrees that each and every document, instrument or agreement, which at any time has secured the Obligations including, without limitation, the Guaranty Agreements, hereby continues to secure the Obligations.
     11. Each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent that (i) such Loan Party has the legal power and authority to execute and deliver this Third Amendment, (ii) the officers of such Loan Party executing this Third Amendment have been duly authorized to execute and deliver the same and bind such Loan Party with respect to the provisions hereof, (iii) the execution and delivery hereof by such Loan Party and the performance and observance by such Loan Party of the provisions hereof and of the Credit Agreement and all documents executed or to be executed in connection herewith or therewith, do not violate or conflict with the organizational agreements of such Loan Party or any law applicable to such Loan Party or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Loan Party, and (iv) this Third Amendment, the Credit Agreement and the documents executed or to be executed by such Loan Party in connection herewith or therewith constitute valid and binding obligations of such Loan Party in every respect, enforceable in accordance with their respective terms.
     12. Each Loan Party represents and warrants that (i) no Event of Default exists under the Credit Agreement, nor will any occur as a result of the execution and delivery of this Third Amendment or the performance or observance of any provision hereof, (ii) the schedules attached to and made a part of the Credit Agreement, are true and correct in all material respects as of the date hereof, except as such schedules may have heretofore been amended or modified or updated in writing in accordance with the Credit Agreement, and (iii) it presently has no known claims or actions of any kind at law or in equity against any Lender or the Administrative Agent arising out of or in any way relating to the Credit Agreement or the other Loan Documents.
     13. Each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby.

     14. The agreements contained in this Third Amendment are limited to the specific agreements made herein. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. This Third Amendment amends the Credit Agreement and is not a novation thereof.
     15. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same instrument.
     16. This Third Amendment shall be governed by, and shall be construed and enforced in accordance with, the Laws of the Commonwealth of Pennsylvania without regard to the principles of the conflicts of law thereof. Each Loan Party hereby consents to the jurisdiction and venue of the Court of Common Pleas of Allegheny County, Pennsylvania and the United States District Court for the Western District of Pennsylvania with respect to any suit arising out of or mentioning this Third Amendment.
[INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Third Amendment to be duly executed by their duly authorized officers the day and year first above written.

BORROWERS:
WITNESS:	ATI FUNDING CORPORATION

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
		Name:	Dale G. Reid
		Title:	President

WITNESS:	TDY HOLDINGS, LLC

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
		Name:	Dale G. Reid
		Title:	President
GUARANTORS:
WITNESS:	ALLEGHENY TECHNOLOGIES INCORPORATED

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
		Name:	Dale G. Reid
		Title:	Senior Vice President
WITNESS:	OREGON METALLURGICAL CORPORATION

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
		Name:	Dale G. Reid
		Title:	Senior Vice President
WITNESS:	ALLEGHENY LUDLUM CORPORATION

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
		Name:	Dale G. Reid
		Title:	Senior Vice President

WITNESS:	ATI PROPERTIES, INC.

/s/ M. P. Earnest	By:	/s/ Patrick J. Viccaro
		Name:	Patrick J. Viccaro
		Title:	Vice President
WITNESS:	TDY INDUSTRIES, INC.

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
		Name:	Dale G. Reid
		Title:	Senior Vice President
WITNESS:	ALC FUNDING CORPORATION

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
		Name:	Dale G. Reid
		Title:	President
WITNESS:	JEWEL ACQUISITION, LLC

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
		Name:	Dale G. Reid
		Title:	Senior Vice President

WITNESS:	JESSOP STEEL, LLC

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
		Name:	Dale G. Reid
		Title:	Senior Vice President

WITNESS:	INTERNATIONAL HEARTH MELTING, LLC

/s/ M. P. Earnest	By:	OREGON METALLURGICAL CORPORATION, its Sole Manager

	By:	/s/ Dale G. Reid
		Name:	Dale G. Reid
		Title:	Senior Vice President
WITNESS:	ATI PRECISION FINISHING, LLC (formerly known as “ROME METALS, LLC”)

/s/ M. P. Earnest

	By:	/s/ Dale G. Reid
		Name:	Dale G. Reid
		Title:	Senior Vice President
WITNESS:	TI OREGON, INC.

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
		Name:	Dale G. Reid
		Title:	Senior Vice President

WITNESS:		TITANIUM WIRE CORPORATION

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
		Name:	Dale G. Reid
		Title:	Senior Vice President

WITNESS:		ATI CANADA HOLDINGS, INC.

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
		Name:	Dale G. Reid
		Title:	Senior Vice President

WITNESS:	ALLEGHENY TECHNOLOGIES INTERNATIONAL, INC.

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
		Name:	Dale G. Reid
		Title:	Senior Vice President
WITNESS:	AII INVESTMENT CORP.

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
		Name:	Dale G. Reid
		Title:	President
WITNESS:	ENVIRONMENTAL, INC.

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
		Name:	Dale G. Reid
		Title:	Senior Vice President
WITNESS:	AII ACQUISITION, LLC

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
		Name:	Dale G. Reid
		Title:	Senior Vice President
WITNESS:	ATI TITANIUM LLC

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
		Name:	Dale G. Reid
		Title:	Senior Vice President

AGENTS AND LENDERS: PNC BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent
By:	/s/ Susan J. Dimmick
	Name:	Susan J. Dimmick
	Title:	Senior Vice President

CITIBANK, N.A., as a Lender and as Co- Syndication Agent
By:	/s/ Raymond G. Dunning
	Name:	Raymond G. Dunning
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender and as Co-Syndication Agent
By:	/s/ Kevin M. Chichester
	Name:	Kevin M. Chichester
	Title:	Vice President

BANK OF AMERICA N.A., for itself, as a Lender and as Co-Documentation Agent, and as successor by merger to LASALLE BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Chris Burns
	Name:	Chris Burns
	Title:	Vice President

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY, as a Lender and as Co- Documentation Agent
By:	/s/ Joanne Nasuti
	Name:	Joanne Nasuti
	Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender and as a Co-Managing Agent
By:	/ s/ Alain Daoust
	Name:	Alain Daoust
	Title:	Director

By:	/ s/ Rahul Parmar
	Name:	Rahul Parmar
	Title:	Associate

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Co- Managing Agent
By:	/s/ James Travagline
	Name:	James Travagline
	Title:	Director

THE BANK OF NEW YORK, as a Lender and as Co-Managing Agent
By:	/s/ William M. Feathers
	Name:	William M. Feathers
	Title:	Vice President

MORGAN STANLEY BANK, as a Lender
By:	/s/ Dmitriy Barskiy
	Name:	Dmitriy Barskiy
	Title:	Authorized Signatory

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender
By:	/s/ C. S. Helmer
	Name:	C. S. Helmer
	Title:	Senior Relationship Manager